THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE AND FOREIGN SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR  OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No.  xx

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

INNOLOG HOLDINGS CORPORATION

THIS CERTIFIES that, for value received,   xxxxxxxxxxxxx is entitled to purchase from INNOLOG HOLDINGS CORPORATION, a Nevada corporation (the “Corporation”), subject to the terms and conditions hereof, 500,000 shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”).  This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.”  The number of Warrant Shares is subject to adjustment as hereinafter provided.  Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm Eastern Time on March 31, 2014, (the “Warrant Termination Date”).

1.  Exercise of Warrants.

(a)  The Holder may, at any time prior to the Warrant Termination Date exercise this Warrant in whole or in part.  The exercise price shall be at a price per share equal to $.01.  The Warrants are exercisable up to March 31, 2014. This Holder may exercise this Warrant by (1) surrendering this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate, (2) providing written notice stating the Holder elects to exercise the Warrant and specifying the number of Warrants being exercised and the name or names in which the Holder wishes the Certificate for shares of Common Stock to be issued, and (3)  paying to the Corporation the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased.  Upon any partial exercise of this Warrant, there shall be executed and issued  to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised.  In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

               2. Reservation of Warrant Shares.  The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

3.  No Stockholder Rights.  This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

4.  Transferability of Warrant.  Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.  PLEASE NOTE, HOWEVER, the Warrants and any shares of our Common Stock will be subject to certain restrictions on transferability and may not be resold or otherwise transferred except pursuant to registrations under or exemptions from the registration requirements of the Securities Act and applicable state and foreign securities laws.

5.  Certain Adjustments.  With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

                      (a)           Merger or Consolidation.  If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

                      (b)           Reclassification, Recapitalization, etc.  If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c)           Split or Combination of Common Stock and Stock Dividend.  In case the Corporation shall at any time subdivide, recapitalize, split forward or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased.  Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined or reverse split into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

6.  Legend and Stop Transfer Orders.  Unless the Warrant Shares have been registered under the Securities Act, and then in that case subject to the Holders’ compliance with the prospectus delivery requirements of Section 5 of the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE OR FOREIGN SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO A PERSON WHO IS NOT A CITIZEN OF THE UNITED STATES AS DEFINED UNDER THE FEDERAL AVIATION ACT OF 1958, AS AMENDED, WITHOUT THE COMPANY’S EXPRESS WRITTEN CONSENT.”

7.  Miscellaneous.  This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.  All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder.  Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant.  This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant.  The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.  Upon receipt of customary and reasonable indemnity and evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this  31st day of March,2009.

INNOLOG HOLDINGS CORPORATION

By:
Name: Michael J. Kane
Title: Secretary/Treasurer

WARRANT EXERCISE FORM

To Be Executed by the Holder in Order to Exercise Warrant

To:	INNOLOG HOLDINGS CORPORATION Dated:________________________ 8300 Greensboro Drive Suite 225 McLean, VA 22102

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

☐	____________ Shares of the Common Stock of INNOLOG HOLDINGS CORPORATION covered by such Warrant; or

☐	The maximum number of shares of Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant.  Such payment takes the form of (check applicable box or boxes):

☐	$ in lawful money of the United States

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

(please print or type name and address)

(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

Signature of Holder

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form.  Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________________________ whose address is

____________________________________________________________________________________________

____________________________________________________________________________________________

                                                                                                             Dated:  _____________________, _________

                                           Holder's Signature:               _______________________________________________

                                           Holder's Address:                 _______________________________________________

                                                                                          _______________________________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust corporation.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.